                                 EXHIBIT 10.24
                                 -------------

                                  OFFICE LEASE
                                  ------------


1. PREMISES

     Tower Investment Group, (i.e. "OWNER") a Conn. General Partnership, hereby leases to Patricia Bisbano & Maurya Suda d/b/a Communication Development
          --------------------------------------------------------------
Concepts, (i.e. "Tenant"), a Conn. General Partnership, the space being numbered
--------
Suite 400 together with all pipes, ducts, conduits, wires, and equipment
      ---
exclusively serving said space (collectively hereinafter called the "Premises") in OWNER'S building known as the Danbury Executive Tower located in Danbury, Connecticut (i.e. the "Tower" or the "Building"), together with the right in common with others to use the common areas and common facilities from time to time designated and maintained by OWNER (hereinafter the "Common Areas"). OWNER excepts and reserves to itself from the demise of the Premises (1) the exterior faces of all exterior Tower Walls, windows and doors, and of all walls, windows and doors facing common areas; (2) hallways, stairways, shaftways, service rooms, common toilets, and elevators serving other parts of the Building; (3) the right to maintain, use, repair, and replace pipes, ducts, wires, meters, and any other equipment, machinery, apparatus, and fixtures located within or without the Premises which service the Building or exclusively other parts of the Building; (4) the right to make changes, alterations, additions, and reductions to the Premises, Building, common areas, and common facilities provided the same does not unreasonably structurally change the interior of the Premises and that reasonably access and service is provided; and (5) the right to enter the Premises for any of the foregoing purposes.

2. TERM

The term of this lease, unless sooner terminated as hereinafter provided, is three years commencing on the earlier to occur of (a) February 21, 1990 or (b)
-----                                                 -----------  ----
the date on which TENANT first occupies the Premises. Construction of the Premises shall be deemed completed and the Premises available for TENANT'S occupancy upon written notice thereof from OWNER or TENANT although items of work or adjustments of equipment which are not necessary to make the Premises reasonably tenantable are not completed because (1) of the season, (2) they cannot practically be done at that time, (3) of delays caused by TENANT, (4) they are being done by persons other than OWNER'S contractors, or (5) good construction practice stipulates delay until other work is completed. TENANT agrees to execute a certificate in the form attached hereto as Exhibit B establishing the commencement date (i.e. "Termination Date" (said dates to be determined by OWNER as per the terms of this Paragraph 2) of this Lease within ten (10) days after the date on which this Lease commences.

   2.1   Commencement of Rent
         --------------------

The first monthly payment of Basic Rent shall be made within five (5) days after the Commencement Date.
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3.  RENT

    3.1  Amount
         ------

TENANT covenants to pay during the first year of the three year term $1,200.00
                                                     -----
per month; as basic rent (hereinafter "Basic Rent") in advance and appropriate fraction of a monthly payment for portions of a month at the beginning or end of the term to such person and at such place as OWNER may from time to time designate.

The Basic Rent for subsequent years shall be set forth in Exhibit D annexed
                                                          ---------
hereto and made a part hereof.

    3.2  Security Deposit
         ----------------

TENANT shall pay to OWNER upon execution of this lease a security deposit in the amount of $1,200.00 which deposit will be held by OWNER with interest to TENANT to insure TENANT'S faithful performance of its obligations under this Lease. In the event of default by TENANT under this Lease, Landlord, at its option, may apply the deposit so held against any default of TENANT then existing.

    3.3  Method of Payment
         -----------------

Basic Rent and Additional Rent (as hereinafter defined) shall be due and payable without notice in advance on the first day of each month during the term of this Lease. Additional rent shall commence no sooner than March 1, 1991.

    3.4  Additional Rent
         ---------------

TENANT shall pay to OWNER as additional rent (hereinafter "Additional Rent") when due all amounts payable pursuant to SS4.1-4.6, and SS5.1-5.2 of this Lease.

4.  OPERATING COSTS

    4.1  Base Year
         ---------

The term "Base Year" as used herein means 1990.
                                          ----

    4.2  Pro Rata Share
         --------------

The term "Pro Rata Share" as used in this Lease shall be the percentage derived from dividing the Gross Rentable Area (as herein defined) of the Premises by the Gross Rentable Area of the Tower. In this case, .019%.
                                                 -----

                                       2
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    4.3  Operating Costs - Defined
         -------------------------

As used herein, the term "Operating Costs" shall mean any and all expenses incurred by OWNER in providing services to and in operating and in maintaining the Tower and the Common Areas in the manner deemed by OWNER to be reasonable and appropriate for the best interest of OWNER and its property, the TENANT and its property, and other tenants in the Tower consistent with the principles of sound real estate management of similar office buildings in the area and shall include by way of illustration only but not be limited to the following; all costs and expense of administration, operation, repair, lighting, heating, ventilating, painting, decorating, cleaning, insuring, removing snow, ice and debris, policing and regulating traffic, maintaining security of the Building, depreciating machinery and equipment used for such operations, replacing or repairing of pavement, curbs, walkways, drainage, lighting facilities, and landscaping (including replanting and replacing flowers and other planting), management fees, commissions, wages, and salaries of all persons engaged in the maintenance and operating of the Tower. Such costs and expenses shall not include work or service performed specially for any tenant at its cost or for its sole benefit. Anything herein to the contrary notwithstanding, it is the intention of the parties hereto that the portion of the Operating Costs applicable to the cost of electric energy at any time shall come as close as is practicable to approximating the annual cost (including taxes regularly passed on by said public utility to the consumer) which would have been incurred by TENANT had TENANT purchased such quantity of electric energy, on a monthly basis, from said public utility on a direct basis. Notwithstanding anything contained in the immediately preceding sentence, the portion of the Operating Costs applicable to TENANT for electric energy at any time shall be no less than the cost to OWNER to, supply electric energy to TENANT at the Premises.

    4.4  Gross Rentable Area
         -------------------

TENANT acknowledges and agrees that for the purpose only of allocating Operating Costs, the area of the Premises measured in accordance with the "Standard Method of Floor Measurement for Office Buildings of the Real Estate Board of New York, Inc." effective April 16, 1968, is approximately 1,066.66 square feet (i.e. the "Gross Rentable Area"). The Gross Rentable Area of the Tower is 55,157 square feet.

    4.5  Operating Year
         --------------

The term "Operating Year" shall mean the 12-month period designated by OWNER for purposes of determining Operating Costs.

    4.6  Method of Payment
         -----------------

TENANT shall pay in advance as Additional Rent a Pro Rata Share of increases in estimated Operating Costs over and above such Operating Costs for the Base Year. This estimate is based solely upon OWNER'S known Operating Costs for the previous Operating Year and upon OWNER'S present Operating Costs. OWNER disclaims any representation that the estimated Operating Costs will be the Operating Costs for any Operating Year. TENANT shall make

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payment to OWNER of its estimated Pro Rata Share of the aforesaid increases in
Operating Costs, in monthly installments in such amounts as are estimated and billed by OWNER commencing and ending on dates designated by OWNER. Within one hundred twenty (120) days (or such additional time thereafter as is reasonably under the circumstances), after the end of each Operating Year, OWNER shall deliver to TENANT a statement of Operating Costs for such Operating Year (or applicable portions thereof) and the monthly installments paid or payable shall be adjusted between OWNER and TENANT, both OWNER and TENANT hereby agreeing that TENANT shall pay OWNER or OWNER shall credit TENANT'S account or (if such adjustment is at the end of the Term) pay TENANT, as the case may be, within thirty (30) days of receipt of such statement, such amount as may be necessary to effect adjustment to the agreed proportionate share for such Operating Year. Upon reasonable notice, OWNER shall make available for TENANT'S inspection, during normal business hours, OWNER'S records relating to Operating Costs for such preceding Operating Year.

In the event this Lease shall terminate on any date other than the last day of a calendar year, the amount of Additional Rent payable by TENANT during the calendar year in which this Lease terminates shall be prorated on the basis of the estimated Operating Costs for that Operating Year and the number of days which have elapsed from the commencement of said calendar year, to and including said date on which this Lease terminates.

5.  TAXES

    5.1  Pro Rata Share of Increases
         ---------------------------

TENANT shall pay OWNER TENANT'S Pro Rata Share of any increase in real estate taxes, betterment and special assessments assessed upon or payable in respect to the Building and land in each year during the Lease term whether resulting from a change in assessment or rate or both over the amount of such share (or of the allocated share of the aforesaid payments in lieu of taxes whichever is applicable) in the Base Year. Payments due in the first and last years of the Lease term shall be apportioned based on OWNER'S estimate of taxes payable in those years and the months of the term in which TENANT has the right to occupy the Premises.

    5.2  Method of Payment
         -----------------

TENANT shall make payment in advance to OWNER as Additional Rent TENANT's share of increases in taxes and assessments in monthly installments in such amounts as are estimated and billed by OWNER at the beginning of each month commencing and ending on dates designated by OWNER. Within one hundred twenty (120) days (or such additional time thereafter as is reasonable under the circumstances), after the end of each such twelve (12) month period designated by OWNER, OWNER shall deliver to TENANT a statement of Taxes and Assessments for such twelve (12) month period (or applicable portions thereof) and the monthly installments paid or payable shall be adjusted between OWNER and TENANT, both OWNER and TENANT hereby agreeing that TENANT shall pay OWNER or OWNER shall credit TENANT's account or (if such adjustment is at the end of the Term) pay TENANT, as the case may be, within thirty (30) days of receipt of such statement, such amount as may be necessary to

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effect adjustment to the agreed share for such twelve (12) month period. Upon reasonable notice, OWNER shall make available for TENANT's inspection, during normal business hours, OWNER's records relating to said Statement for such preceding twelve (120) month period.

6.  OWNER'S SERVICES

    6.1  Services Furnished
         ------------------

Subject to Section 7 (INTERRUPTION OF SERVICES) and Section 9 (CASUALTY AND TAKING), OWNER agrees to furnish the following services as long as TENANT is not in default under any of the covenant of this Lease:

         6.1.1 Furnish air cooling during the months of June, July, August and September on business weekdays from 9:00 a.m. to 5:00 p.m. when in the judgment of the LANDLORD it may be required for the comfortable occupancy of the demised Premises and at other times during business days and similar hours, ventilate the demised Premises; and at other times during business days and similar hours, ventilate the demised Premises;

         6.1.2 Provide full elevator facilities on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 12:00 noon, and have partial elevator facilities available at all other times;

         6.1.3 Furnish heat to the demised Premises when and as required by law, on business weekdays from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 12:00 noon;

         6.1.4 At LANDLORD'S expense cause the demised Premises to be kept clean provided the same are kept in order by the TENANT;

         6.1.5  Clean and supply the toilet rooms and the janitors closets;

         6.1.6 Replace burnt out lamps and tubes and the cost plus reasonable labor thereof shall be charged to the TENANT;

         6.1.7 Maintain and cause to be kept clean the public spaces of the building;

         6.1.8 Clean periodically the windows of the building from the inside and the outside.

    6.2  Additional Services
         -------------------

After reasonable notice from TENANT and in compliance with Local, State and Federal laws, regulations and guidelines, OWNER will furnish reasonable additional services whether resulting from additional hours, additional equipment and plumbing of the Building), or otherwise, at rates

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which will cover OWNER's full Operating Costs (including a 20% Administration
Fee) and which TENANT covenants to pay upon request.

7.  INTERRUPTION OF SERVICES

OWNER shall not be liable to anyone for reduction or cessation of any service agreed to be rendered under this Lease due to any accident; the making of repairs, alterations, changes or improvements to the Building; labor difficulties; governmental rule or regulation; difficulty in obtaining fuel, electricity, services or supplies from the sources from which they are normally obtained; nor shall OWNER be liable for any cause beyond OWNER's control.

8.  TENANT'S, COVENANTS AND AGREEMENTS

    8.1  Agreements
         ----------

TENANT agrees that TENANT's occupation of the Premises will constitute acknowledgment that the same is in good and satisfactory order, repair, and condition, and constructed in accordance with the plans and specifications therefore.

    8.2  Covenants
         ---------

TENANT covenants that during the Lease term and such further time as TENANT holds any part of the Premises:

         8.2.1 to pay when due Basic Rent, Additional Rent and all other amounts payable by TENANT as provided herein, all costs of re-lamping light fixtures, taxes imposed on TENANT's property in the Premises, and taxes resulting from additions or improvements made by TENANT;

         8.2.1 to keep and promptly make all repairs necessary to keep the Premises in as good order, repair and condition as the same are in at the beginning of the Lease term or may be put in thereafter; to repair and maintain all glass in the Premises (except for Tower exterior windows) and in perimeter walls and doors, damage by fire or unavoidable casualty and reasonable use thereof excepted; and at the expiration or other termination of this Lease to peaceably yield up the Premises and all keys, locks, other fixtures in connection with the Premises and all additions to the Premises in the same good order, repair and condition first removing all goods and effects except those of the OWNER and leaving the Premises clean and tenantable;

         8.2.3 not to injure, deface, overload or exceed the capacity of the Premises or Building or the ducts, wires, pipes, conduits, and equipment servicing the same; not to make any alterations or additions to the OWNER's prior consent; not to permit in or on the Premises any auction, tag, sheriff's,

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

                receiver's bankruptcy, moving, relocation or "going out of business" sale, flammable or explosive fluids or chemicals, nuisance, objectionable noise, vibration or odor, cooking, coin operated or other vending machine, public telephone or amusement device; nor to permit or to suffer the use of the Premises for any purpose other than normal office use nor to make any use thereof which is improper, offensive, illegal or which may damage the reputation of the Building or which disturbs other tenants in the Building or which is liable to invalidate or increase premiums for fire, public liability, or any other insurance carried by anyone on the Building or its contents or render necessary any repairs, changes, alterations or additions to the Building; not to permit or suffer any lien for labor, materials, equipment or otherwise to be filed against the Premises or the Building, and, if any such lien shall be filed, to cause the same to be released immediately;

         8.2.4 to comply with all requirements of law, ordinances, and public authority and requests of organizations establishing OWNER's insurance rates applicable to the Premises except for repairs provided herein to be done by OWNER;

         8.2.5 not to obstruct in any manner any part of the Building not hereby demised or the sidewalks, approaches to, hallways, common areas, and common facilities of the Building or any windows or doors; and to conform to rules now appearing in Exhibit A or hereafter made by OWNER for the care, cleanliness, safety and use of the Building, and its facilities, the Tower, the Premises, and Common Areas and Facilities, the Garage and their approaches;

         8.2.6 not to permit any licensee or any person other than TENANT and TENANT's employees to occupy the Premises, nor without OWNER's prior consent, permit the boring, cutting into or stringing of wires or defacing of any part of the Premises, not to paint or place any signs, curtains, blinds, shades, aerials, flagpoles or the like on the exterior, or visible from the exterior, of the Premises; nor to place anything between the Building standard drapes supplied by the OWNER and the glass of any exterior window of the Building nor to remove such drapes;

         8.2.7 to save OWNER harmless, indemnified, and exonerated from injury, loss, claim, demand, or damage, to any person or property and any expense (including counsel fees) relating to the same and to the enforcement of this covenant while such person or property is on the Premises or in transit thereto or therefrom, and to any person or property anywhere caused by any negligence, fault, omission, or other misconduct of TENANT or TENANT's employees, visitors, invitees, or contractors; and without limiting the generality of the foregoing, to make no claim against OWNER for any loss or damage to merchandise, furniture, and property of every kind which may be on the Premises if the whole or any part thereof be due to fire or water, or to the use, misuse, or abuse of water, plumbing, heating, electric, gas or elevator fixtures or equipment, or to leakage or busting of pipes or in any other way;

        8.2.8 to provide OWNER with Comprehensive General Liability Insurance for the protection of OWNER and TENANT with such limits for Bodily Injury Coverage and for Property Damage Liability as OWNER may reasonably require from time to time, and to furnish OWNER before commencement of the Lease term with certificates of said insurance which state the limits insured and state that the policy will not be materially changed or canceled by either party thereto without thirty days prior written notice to OWNER; to provide a policy which states that the insurance company issuing such policy waives all rights of subrogation against the OWNER in a form satisfactory to OWNER's counsel, and TENANT hereby waives any right of recovery against OWNER for loss or injury to the extent TENANT is protected by insurance containing such waiver of subrogation clause, and agrees that at least ten days prior to the expiration of any of the foregoing insurance to furnish OWNER with proper certificates of continuation of such coverage, and should TENANT fail to comply with the foregoing, OWNER shall have the right, but not the obligation, to obtain such insurance for his own account and TENANT shall pay the cost thereof as Additional Rent.

        8.2.9 to permit OWNER to examine the Premises as reasonable times and, if OWNER elects, OWNER will be permitted to prevent waste or make such repairs, changes or additions as OWNER deems necessary; to permit OWNER to remove any alterations, signs, awnings, curtains, blinds, shades, aerials, flagpoles, or the like not consented to by OWNER; and to permit OWNER to show the Premises to prospective or present purchasers, mortgagees, and tenants;

        8.2.10 to use the name Danbury Executive Tower in lieu of a street address on all of TENANT's stationery used in the Premises and in all local advertising;

        8.2.11 to pay on request all of OWNER's expenses including reasonable attorney's fees incurred in enforcing any obligations of TENANT under this Lease with which TENANT has not complied or in OWNER consenting to any action of TENANT for which this Lease requires OWNER's consent; but if either party shall bring an action against the other party to enforce any of the provisions of this lease, the judicially proven prevailing party shall be entitled to collect all costs of the action, including a reasonable attorney's fee, from the other party;

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

        8.2.12 not to permit or suffer any of TENANT's employees, visitors, guests, invitees or contractors to violate any of the covenants or obligations of TENANT under this Lease; and

        8.2.13 upon 30 days written notice from OWNER to relocate to other space within the Building of approximately the same number of square feet as specified and designated by OWNER in said notice; with all terms, provisions, covenants and conditions of this Lease to remain and continue in full force and effect except that a pro rata adjustment of the Basic Rent and Additional Rent shall be made where the number of square feet in the relocated space has been increased or decreased, and OWNER shall move TENANT to the relocated space without cost or charge to TENANT.

        8.2.14 Not to allow or permit the use of TENANT's address at the TOWER, by any other person, corporation or partnership, without the express written consent of OWNER.

        8.2.15  To permit OWNER to cure defaults of TENANT under this Lease
                (but OWNER shall have no obligation to cure such defaults) and charge to TENANT as Additional Rent OWNER's costs and expenses (including attorneys' fees, if any) of curing such defaults with interest at the rate of 2% over the Prime Lending Rate of the First National Bank of Boston.

        8.2.15 Not to make any alterations or additions to the Premises or to perform any work that may be permitted hereunder prior to TENANT's occupancy of the Premises unless OWNER has (1) approved the scope of the alterations, additions or work to be performed;
                (2) approved the plans and specifications for all such changes in the Premises and (3) approved all contractors, engineers, and architects to be used by TENANT in the performance of said alterations or other work upon the Premises.

9. CASUALTY AND TAKING

Nothing in this Lease to the contrary withstanding, if any part of the Premises is damaged by fire or casualty or by action of public or other authority in consequence thereof; or any portion of the Building is so damaged thereby that OWNER decides to demolish or alter substantially the Tower or Premises; or any portion of the Building is taken by eminent domain or receives compensable damage by reason of anything done in pursuance of public or other authority; or any portion of the Building is so taken or receives such damage that OWNER decides to demolish or alter the Tower; the Lease shall terminate at OWNER's election, which may be made whether or not OWNER's entire interest may have been divested. In case of such taking of part of the Premises, if the remainder is insufficient for use for TENANT's purposes, or in case of such damage or taking if the time needed to do the construction work necessary to put the remaining portion of Premises in proper condition for use and occupation is reasonably estimated to exceed six months, or OWNER does not commence within sixty days after the damage or the

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

surrender of the part taken and proceed with reasonable diligence to do such work and complete the same within six months after such commencement except for delays due to governmental regulations, unusual scarcity of or inability to obtain labor or materials, labor difficulties, or other causes reasonably beyond OWNER's control, TENANT may by notice to OWNER terminate this Lease within thirty days after the right to terminate arises. If, in any such case, the Premises are rendered unfit for use and occupation and the Lease is not so terminated, a just proportion of the rent according to the nature and extent of the injury shall be abated until the Premises (or in the case of taking, what remains thereof), excluding any fixtures or items installed or paid for by TENANT which TENANT is entitled or required to remove by this Lease shall have been put by OWNER in proper condition for use and occupation. In case of termination by TENANT, a like proportion of the rent shall be abated until the termination. In case of taking which permanently reduces the area of the Premises, a just proportion of the rent shall be abated for the remainder of the Lease term. TENANT will promptly notify OWNER of any damage to the Premises from any cause. Nothing herein contained shall be deemed to obligate the OWNER to make any repairs or restoration. OWNER reserves and excepts all rights to damages to the Premises and Building and land on which it stands, and the leasehold hereby created, accruing by reason of exercise of eminent domain or by reason of anything done in pursuance of public or other authority. TENANT hereby grants to OWNER all TENANT's rights to such damages, except damages awarded to TENANT for TENANT's cost of moving stock and fixtures, and covenants to deliver such further assignments thereof as OWNER may from time to time request, and such other documents not imposing additional expense or obligation on TENANT as the taking authority may require.

10. DEFAULT AND TERMINATION

If the Rent or Additional Rent herein reserved shall not have been paid when due and shall remain unpaid for fourteen (14) day after written notice thereof is given by the OWNER to TENANT; or if any of the other covenants, conditions and obligations of the TENANT under this Lease shall not be performed within thirty
(30) days after written notice thereof is given by the OWNER to the TENANT; or if the TENANT should be adjudicated a bankrupt or should a permanent receiver in insolvency or a permanent trustee in bankruptcy of the TENANT be appointed and said appointment shall not have been vacated within sixty (60) days; or should the TENANT make an assignment for the benefit of creditors or file a voluntary petition for reorganization under the Bankruptcy Act; or should the TENANT'S interest in this Lease be taken on execution or other process of law in any action against TENANT; or if the Premises are abandoned or vacated for more than ten (10) days; or should any of the foregoing events occur in regards to any guarantor of this Lease; then and in each such case the OWNER may, at the OWNER'S option terminate this Lease without demand or further notice to TENANT; and thereafter the OWNER may enter the Premises, either with or without process of law, and repossess the Premises as of the OWNER'S former estate without any liability for so doing, and without prejudice to any other remedies; and TENANT shall indemnify OWNER during the remaining period before this Lease would otherwise expire against all loss or damage suffered by reason of the termination, the loss or damage, if any, for such Lease month to be paid at the end thereof. Nothing herein contained shall, however, limit or prejudice the right of OWNER to prove for an obtain in proceedings for bankruptcy or insolvency by reason of the termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damage referred to above.

11.  SUBORDINATION AND ESTOPPEL

This Lease shall be subordinate to any ground lease, mortgage, deed of trust, easement, or restriction of record hereafter executed of any property which includes the whole or any part of the Premises if the holder thereof shall by notice advise TENANT that an entry under the mortgage or deed of trust or an exercise of the easement or restriction will not disturb TENANT'S right to possession under this Lease; and in case of such notice TENANT shall upon demand recognize and acorn to the mortgagee or trustee claiming under an entry or foreclosure as entitled to enforce the obligations of TENANT thereafter arising hereunder. Any holder of a mortgage or deed of trust of property which includes the Premises may at any time subordinate the mortgage or deed of trust to this Lease, without TENANT'S consent, by notice to TENANT and thereupon this Lease shall be deemed prior in lien to such mortgage or deed of trust without regard to their respective dates of execution, delivery and record; and in that event such holder shall have the same rights with respect to this Lease as though it had been executed and delivered prior to the execution and delivery of the mortgage of deed of trust and had been assigned therein to such mortgagee or trustee. This section is supplementary to and not in derogation of any rights such a holder may otherwise have. TENANT agrees from time to time, when reasonable needed for delivery to a prospective real estate purchaser (which term shall include a prospective ground lessee) or mortgagee or mortgage assignee upon not less than fifteen days prior request by OWNER, to execute, acknowledge and deliver to OWNER a statement in writing certifying: (a) that this Lease is unamended (or, if there have been any amendments stating the amendments); (b) that it is then in full force and effect if that be the fact;
(c) the last rent rates and service charges determined and the dates to which paid; and (d) any defenses, offsets and counterclaims which TENANT at the time of the exection of the statement, has against TENANT'S obligation to pay rent and to perform its other obligations under this Lease or that there are none, if that be the fact. Any such statement delivered pursuant to this section may be relied upon by such prospective purchaser, mortgagee or assignee.

12.  MISCELLANEOUS

No consent or waiver, express or implied, by either party to any default by the other shall be deemed as a consent or waiver of any default of the same nature or of any other default in the future, and OWNER may assert its rights and remedies hereunder without further notice to TENANT that OWNER will do so. Acceptance of rent will not constitute a waiver of any default and acceptance of checks will be conditional upon the same being honored. Any notice, approval, consent, assurance, request, or election given pursuant to this Lease shall be void unless it is written. All communications shall be addressed to TENANT at the Premises and to OWNER at the place then established for the payment of rent
or such other place as OWNER directs.   All communications shall be deemed duly
served if so addressed and either mailed by registered or certified mail return receipt requested or delivered in hand. The covenants and agreements of the parties shall run with the land and bind and inure to the benefit of their respective heirs, executors, administrators, successors, and assigns, but no covenant or agreement of the OWNER shall be binding upon any person except for defaults occurring during such person's period of ownership of the fee. No obligations of this Lease shall be binding individually upon any fiduciary, shareholder, or any beneficiary of any trust which is a party hereto. If the TENANT is several persons or a partnership, the TENANT'S obligations are joint or partnership and also several. TENANT agrees not to record this Lease. Both TENANT and OWNER agree on request of the other to execute and deliver a Notice of Lease suitable for recording or registering and TENANT agrees to execute and deliver an acknowledgment suitable for recording any termination of this Lease other than by expiration of the Lease term. If TENANT is a corporation, association, trust, or partnership, TENANT covenants that the person executing this Lease for it has full authority from it and under TENANT'S By-Laws, Articles of Partnership, etc. to do so and will continue to have full authority to execute any notice, consent, receipt, or amendment of this Lease and any other document pertaining to the Lease or Premises until OWNER receives notice from TENANT to the contrary.

13.  BROKERS

TENANT agrees to defend and hold OWNER harmless from expenses and liability for any compensation, commission, or charges claimed by any broker or agent with respect to this Lease or the negotiation hereof.

14.  QUIET ENJOYMENT

OWNER represents that it has the right to make this Lease and agrees that during the term of this Lease so long as TENANT observes the terms and provisions of this Lease to be observed by TENANT, TENANT shall not be disturbed in the enjoyment of the Premises by the OWNER or by anyone claiming by the paramount title, unless this Lease is sooner terminated by the happening of any event elsewhere mentioned in this Lease.

15.  LEASE STATUS

This Lease is governed by the laws of Connecticut, and will be effective only when executed by both parties and may be amended only by a writing executed by the parties. The titles to the sections are for convenience only and not to be considered in construing this Lease. Unless repugnant to the context, "OWNER" and "TENANT" shall be construed as to each provision of this Lease to mean the person named in Article I as OWNER and TENANT respectively and their respective heirs, executors, administrators, successors, permitted assigns and those claiming through or under any of them but this Article shall not be construed as permitting any transfer of the whole or any part of the interest of the TENANT named in Article I.

16.  MERGER

This writing is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein. No course of prior dealings between the parties or their officers, employees, agents or affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease. Acceptance of, or prior agreement between the parties or their affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease. No representations, understandings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth herein. This Lease can only be modified by a writing signed by the parties against whom the modification is sought to be enforced.

17.  ASSIGNMENT, MORTGAGING, SUBLETTING, ETC.


     17.1 TENANT covenants and agrees for TENANT and its successors, assigns and legal representatives, that neither this Lease nor the term and estate hereby granted, nor any part hereof or thereof, will be assigned, mortgaged, pledged, encumbered or otherwise transferred (whether voluntarily, involuntarily, by operation or law, or otherwise), and that neither the Premises, nor any part thereof, will be encumbered in any manner by reason of any act or omission on the part of TENANT, or will be used or occupied, or permitted to be used or occupied, or utilized for desk space or for mailing privileges or as a concession, by anyone other than TENANT, or for any purpose other than as hereinbefore set forth, or will be sublet, without the prior written consent of OWNER in every case; except Tenant may sublet to a subsidiary of Communication Development Concepts
                                          ----------------------------------
     without written consent of OWNER, however, TENANT will remain primarily liable to OWNER in the event of a sublet provided, however, that if TENANT is a corporation, the assignment of transfer of this Lease, and the term and estate hereby granted, to any corporation into which TENANT is merged or with which TENANT is consolidated (such corporation being hereinafter in this Section 17 called "Assignee") without the prior written consent of OWNER shall not be deemed to be prohibited hereby if, and upon the express condition that, Assignee shall promptly execute, acknowledge and deliver to OWNER an agreement in form and substance satisfactory to OWNER whereby Assignee shall assume and agree to perform and to be personally bound by and upon, all the covenants, agreements, terms, provisions and conditions set forth in this Lease on the part of TENANT to be performed and whereby Assignee shall expressly agree that the provisions of this Section 17 shall, notwithstanding such assignment or transfer, continue to be binding upon it with respect to all future assignments and transfers. A transfer of fifty percent or greater interest (whether stock, partnership interest or otherwise) of TENANT shall be deemed to be an assignment of this Lease, either in one transaction or in any series of transactions within a fourteen month period.


           17.1.1 Owner hereby consents to an assignment from Maurya Suda and Patricia Bisbano d/b/a Communication Development Concepts to a corporation to be formed; provided Maurya Suda and Patricia Bisbano execute the guaranty which is attached hereto as Exhibit C.
                  ---------

     17.2 Notwithstanding anything hereinbefore contained in Section 17.1 hereof, in the event TENANT desires OWNER'S consent to an assignment or subletting of all or any part of the Premises, TENANT by notice in writing,
     (a) shall notify OWNER of the name
     of the proposed assignee or subtenant, such information as to the proposed assignee's or subtenant's financial responsibility and standing as OWNER may require, and of the covenants, agreements, terms, provisions and conditions contained in the proposed assignment or sublease, and (b) shall offer to vacate the space covered by the proposed area to be subleased (whether all or part of the Premises) or the entire Premises in the event of an assignment (as the case may be) and to surrender the same to OWNER as of a date (the "Surrender Date") specified in said offer which shall be the last days of any calendar month during the term hereof, provided, however, that the Surrender Date shall not be earlier than the date occurring 120 days after the giving of such notice nor be earlier than the effective date of the proposed assignment or the commencement date of the term of the proposed sublease. OWNER may accept such offer by notice to TENANT given within 60 days after the receipt of such receipt of such notice from TENANT. If OWNER accepts such offer TENANT shall surrender to OWNER, effective as of the Surrender Date, all TENANT'S right, title and interest in and to the portion of the Premises covered by the proposed sublease, or, if TENANT proposes to sublet the entire Premises, or assigns this Lease, all TENANT'S right, title and interest in and to the entire Premises. In the event of such surrender by TENANT of a portion of the Premises then effective as of the date immediately following the Surrender Date, the Basic Rent payable by TENANT under this Lease shall be reduced by an amount equal to that portion of the Basic Rent payable under this Lease which is allocable to the space so surrendered and the Additional Rent payable by TENANT under this Lease shall be equitable adjusted. If the entire Premises be so surrendered by TENANT, this Lease shall be canceled and terminated as of the Surrender Date with the same force and effect as if the Surrender Date were the date hereinbefore specified for the expiration of the full term of this Lease.

           In the event of such surrender by TENANT of a portion of the Premises, any changes, improvements and alterations to the space constituting the Premises after the Surrender Date (i.e., the space not so surrendered by TENANT) or any part thereof (including, but not limited to, the erection of a demising wall to separate space constituting the Premises after the Surrender Date from the space so surrendered) made necessary or desirable by reason of such surrender shall be made by OWNER at TENANT'S expense. TENANT covenants and agrees that, in the event of such surrender by TENANT of a portion of the Premises, TENANT, at TENANT'S expense, shall and will at all times provide and permit reasonably appropriate means of ingress to and egress from such portion of the Premises so surrendered), permit the occupant or occupants of such portion the use of the core facilities on said floor, and permit on said floor reasonably appropriate directional signs for each occupant or occupants and appropriate designations in the elevators serving said floor.

          In the event of any such surrender by TENANT of the Premises or a portion thereof, OWNER and TENANT shall, at the request of either party, execute and deliver an agreement to the effect(s) hereinbefore stated.

     17.3 In the event OWNER does not accept such offer of TENANT referred to in Section 17.2 hereof, OWNER covenants not to unreasonably withhold its consent to such proposed assignment or subletting by TENANT of such space to the proposed assignee or subtenant on said covenants, agreement, terms, provisions and conditions set forth in the notice to OWNER referred to in clause (a) of the first sentence of Section 17.2 hereof; provided, however, that OWNER shall not in any event be obligated to consent to any such proposed assignment or subletting unless:


           17.3.1 the proposed assignee, or subtenant is satisfactory to OWNER of a financial standing and engaged in a business and the Premises will be used in a manner which is in keeping with then standard of the Tower and the proposed assignment or subletting does not violate any negative covenants as to use contained in any other lease made between OWNER and other tenant(s) of the Tower;

           17.3.2  the proposed assignee or subtenant is a reputable party;

           17.3.3 the proposed assignee, or subtenant is not then a tenant or occupant of any part of the Building or a corporation or other entity which controls or is controlled by such tenant or occupant or is under common control with such tenant or occupant;

           17.3.4 OWNER shall have the right upon five (5) days' notice to TENANT, to require TENANT thereafter to pay to OWNER a sum equal to (i) any rent or other consideration paid to TENANT by any subtenant which is in excess of the Basic Rent and Additional Rent then being paid by TENANT to OWNER pursuant to the terms of this Lease, and (ii) any such profit or gain realized by TENANT from any such assignment or subletting; all sums payable hereunder by TENANT shall be paid to OWNER as Additional Rent immediately upon receipt thereof by TENANT and if requested by OWNER, TENANT shall promptly enter into a written agreement with OWNER setting forth the amount of Additional Rent to be paid to OWNER pursuant to this Section 17.3.4, (if only part of the Premises is sublet, then the rent paid therefor by TENANT to OWNER shall be deemed to be that fraction thereof that the area of said sublet space bears to the entire Premises);

           17.3.5 there shall be no default by TENANT under any of the terms, covenants and conditions of this Lease at the time that OWNER'S consent to any such assignment or subletting is requested and on the effective date of the assignment or the proposed sublease;


           17.3.6 the proposed assignee or subtenant shall not be a government or any subdivision or agency thereof;

           17.3.7 TENANT shall reimburse OWNER for any reasonable expenses that may be incurred by OWNER in connection with the proposed assignment or sublease, including without limitation the reasonable costs of making investigations as to the acceptability of a proposed assignee or subtenant and reasonable costs of making investigations as to the acceptability of a proposed assignee or subtenant and reasonable legal expenses incurred in connection with the granting of any requested consent to the assignment or sublease;


           17.3.8 the proposed assignment shall be for a consideration or the proposed subletting shall be at a rental rate not less than the rental rates then being charged under leases being entered into by OWNER for comparable space in the Tower and for a comparable term and in no event shall TENANT advertise or list with brokers at such lower rental rate;


           17.3.9 the space to be sublet shall be regular in shape with appropriate means of ingress and egress and suitable for normal renting purposes.

     17.4 Each subletting pursuant to this Section 17 shall be subject to all the covenants, agreements, terms, provisions and conditions contained in this Lease. TENANT covenants and agrees that, notwithstanding such assignment or any such subletting to any subtenant and/or acceptance of Basic Rent or Additional Rent by OWNER from any subtenant, TENANT shall and will remain fully liable for the payment of the Basic Rent and Additional Rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of TENANT to be performed. TENANT further covenants and agrees that notwithstanding any such assignment or subletting, no other further assignment, underletting or subletting of the Premises or any part thereof shall or will be made except upon compliance with and subject to the provisions of this Section 17. TENANT shall promptly furnish to OWNER a copy of each such sublease.

     17.5 If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anybody other than TENANT, OWNER may, after default by TENANT, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver by OWNER of any TENANT'S covenants contained in this Section 17 or the acceptance of the assignee, subtenant or occupant as TENANT, or a release of TENANT from the further performance by TENANT of covenants on the part of TENANT herein contained.


18.  SEVERALTIES

If any provision of this Lease or the application thereof to either party hereto or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to either party hereto or circumstance shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

19.  LIMITATION ON OWNER'S LIABILITY

Anything in this Lease to the contrary notwithstanding, TENANT agrees that it shall look solely to the estate and property of OWNER in the land and buildings comprises the Tower subject to prior rights of any mortgagee or trustee, for the collection of any judgment or other judicial process requiring the payment of money by OWNER in the event of any default or breach by OWNER with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by OWNER, and no other assets of OWNER shall be subject to levy, execution or other procedures for the satisfaction of TENANT'S remedies. In event OWNER transfers this Lease, except as collateral security for a loan, upon such transfer OWNER shall be released from all liability and obligations hereunder, provided that the transferee assumes the obligations of OWNER under this Lease.

EXECUTED as a sealed instrument in two or more counterparts on February 23, 1990.



TOWER INVESTMENT GROUP                   COMMUNICATION DEVELOPMENT
                                         --------------------------
                                           CONCEPTS
                                           --------


By:   /s/ Mark J. Nolan                  By:   /s/ Patricia Bisbano
    ---------------------------             ------------------------------
     Its:  General Partner                    Patricia Bisbano
                                              Its:

                                         By:   /s/ Maurya Suda
                                             -----------------------------
                                              Maurya Suda
                                              Its:


[SEAL]
If TENANT is a Corporation, the authorized officers must sign on behalf of the Corporation and by doing so such officers covenant and warrant that TENANT is a duly constituted corporation qualified to do business in Connecticut, that the execution of the Lease has been duly authorized by TENANT and that the execution of the Lease has been duly authorized by TENANT and that the execution of the Lease and the performance by TENANT of its obligations hereunder do not violate any provision of the corporate charter or by-laws, or any outstanding agreement with any other party or entity. The Lease must be executed for TENANT by the President or a Vice President and must be attested by the Secretary or Assistant Secretary. A resolution authorizing the execution of the Lease must be affirmatively voted by the Board of Directors and a certified copy thereof must be attached hereto. The Corporate Seal of the TENANT, if such a Seal exists, must be affixed.

                                   EXHIBIT C


                                   GUARANTY
                                   --------


     In consideration of and as an inducement to TOWER INVESTMENT GROUP (hereinafter "Owner" to make the lease referred to below, and all of its exhibits, with Communication Development Corporation hereinafter "Tenant"), the undersigned guarantees to OWNER and its successors in title to the building known as Danbury Executive Tower in Danbury, Connecticut, and OWNER'S assigns, the full performance and observance of all of the covenants, conditions and agreements provided in said lease and exhibits to be performed by TENANT without requiring any notice of non-payment, non-performance, or non-observance, or proof or notice or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives, and expressly agrees that the validity of this agreement of guaranty and the obligations of the undersigned hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by OWNER against TENANT of any of the rights or remedies reserved to OWNER pursuant to the provisions of the lease or exhibits. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any and all renewals, modifications, or extensions of the lease or of any exhibit, and during any period when TENANT holds over and occupies or has the right to so occupy the Premises (as so described in the lease) without a lease then being in effect, and as to any change in the size of the Premises or of TENANT'S permitted use thereof or of rent or any other terms, conditions, or covenants provided in the lease or any exhibits or any modification thereof to be performed be either OWNER or TENANT to the same extent as if such change were in effect at the time of execution of this guaranty and whether or not the undersigned has received any notice thereof either before, at the time of, or after the same is made (the undersigned hereby waiving any such notice) and whether or not the undersigned consents or objects thereto. The undersigned further agrees for said consideration that if more than one person executes this guaranty or one or more counter parts hereof, their liability hereunder shall be joint and several, and that the undersigned's liability hereunder shall remain in full force and effect whether or not anyone else executes this guaranty or a counter part hereof. The undersigned further agrees for said consideration that in any action or proceeding brought by either OWNER or the undersigned against the other by virtue of any matter arising out of the terms of this guaranty that the undersigned, to the extent permitted by law, shall and does hereby waive trial by jury.


          Executed as a Connecticut sealed instrument this 29 day of April 1993.

                                             /s/  Maurya E. Suda
                                       ---------------------------------------
                                                  Maurya E. Suda

Witness:


 /s/                                         /s/  Patricia R. Bisbano
----------------------------           ---------------------------------------
                                                  Patricia R. Bisbano

          Residence Address:
                             -----------------------------------------------
                                 Business Address:   10 Crosby Street
                                                     Danbury, CT  06810

Lease Dated:   February 23, 1990
             ----------------------

OWNER:  TOWER INVESTMENT GROUP

TENANT:  Communication Development Corporation

                          LEASE MODIFICATION AGREEMENT


          THIS AGREEMENT, made this 1st day of January 1993, by and between Tower Investment Group (hereinafter "LESSOR"), and COMMUNICATIONS DEVELOPMENT CONCEPT (hereinafter "LESSEE"):


                                   WITNESSETH

          WHEREAS, on the 23rd day of February, 1990, LESSOR entered into a certain Lease Agreement (hereinafter referred to as "AGREEMENT") with LESSEE for approximately 1,066.66 square feet of office space for a term of three (3) years in accordance with Section 2 in said Agreement; and

          WHEREAS, LESSOR and LESSEE desire to modify the term and certain other terms, provisions and conditions of said agreement;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, the LESSOR and LESSEE hereby agree as follows:

          1) The Basic Rent described in Section 3.1 is hereby modified by deleting $1200.00 and substituting in its place the sum of $2,657.00.

          2) The Pro Rata Share of ".019%" described in Section 4.2 is hereby deleted and substituted in its place is .0413%.

          3) The gross rentable area of "approximately 1,066.66 square feet" enumerated in Section 4.4 is hereby deleted and substituted in its place is "approximately 2277.60 square feet".

          4) The LESSOR agrees that it shall perform for LESSEE certain tenant improvements to the premises as may be mutually agreed to between LESSOR and LESSEE.

          IN ALL OTHER respects the terms, provisions and conditions of the Agreement shall remain in full force and effect and are hereby restated and reaffirmed and the term, provision or condition of said agreement shall be deemed to have been waived by any prior action or non action.

                            LESSOR - TOWER INVESTMENT
                            GROUP


                            By:    /s/
                                 --------------------------------------
                            LESSEE - COMMUNICATION
                            DEVELOPMENT CONCEPTS

                            By:  /s/ Patti R. Bisbano
                                 --------------------------------------

                   LEASE MODIFICATION AND EXTENSION AGREEMENT
                   ------------------------------------------

THIS AGREEMENT, made this 22th day of February 1993, by and between TOWER INVESTMENT GROUP a Connecticut General Partnership (hereinafter "OWNER"), and COMMUNICATION DEVELOPMENT CORPORATION a Connecticut Corporation (hereinafter "TENANT"):

                                  WITNESSETH:

          WHEREAS, on the 23rd day of February, 1990, OWNER entered into a certain Lease Agreement (hereinafter referred to as "AGREEMENT") for approximately 1,066.66 square feet of office space at 30 Main Street, Danbury, Connecticut for a term of three (3) years;

          WHEREAS, OWNER and TENANT modified said AGREEMENT pursuant to a certain Lease Modification Agreement dated January 1, 1993, wherein, inter alia, the gross rentable area was modified to approximately 2,277.60 square feet; and

          WHEREAS, OWNER and TENANT wish to extend the term of said Agreement and further modify certain terms, provisions and conditions contained therein; and

          WHEREAS, except as specifically modified herein, the TENANT and OWNER wish to continue said Agreement on the terms, provisions and conditions contained therein;

          NOW, THEREFORE, in consideration of ONE DOLLAR ($1.00) and other valuable consideration and the mutual covenants contained herein, the OWNER, and TENANT hereby agree as follows:

          1) The term of the agreement described in Section 2 therein shall be extended for an additional period of FIVE (5) years (hereinafter "new five year term").

          2) Section 3.1 of the agreement is hereby deleted and the following is substituted in its place:


              3.1  AMOUNT

              TENANT covenants to pay during the first year of the "new five year term" the sum of $2,657.00 per month as basic rent (hereinafter "Basic Rent") in advance, and appropriate fractions of monthly payments for portions of a month at the beginning or end of the term, to such person and at such place as owner may from time to time designate.

              The Basic Rent for subsequent years shall be as follows:

              (a) the annual amount of $32,455.80 for the second year of the new five year term, in monthly installments of $2,704.65 as "basic rent".

              (b) the annual amount of $33,025.20 for the third year of the new five year term, in monthly installments of $2,752.10 as "basic rent".

              (c) the annual amount of $33,594.60 for the fourth year of the new five year term, in monthly installments of $2,799.55 as "basic rent".

              (d) the annual amount of $34,164.00 for the fifth year of the new five year term, in monthly installments of $2,847.00 as "basic rent".

          IN ALL OTHER respects, the terms, provisions and conditions of the Agreement shall remain in full force and effect and are hereby restated and reaffirmed and no term, provision or condition of said agreement shall be deemed to have been waived by any prior action or non action.

                                      OWNER - TOWER INVESTMENT
                                      GROUP


DATE  May 3, 1993                     BY:  /s/
      ------------------                 ----------------------------


                                      TENANT - COMMUNICATION
                                      DEVELOPMENT CORPORATION


DATE  April 29, 1993                  BY:  /s/ Patricia R. Bisbano
      ------------------                 ----------------------------
                                           Patricia R. Bisbano
                                      Its:  President

                             CONSENT TO ASSIGNMENT

          The undersigned Landlord hereby consents to the Assignment of a certain lease of commercial premises between Communication Development Concepts, as Tenant and Tower Investment Group, as Landlord dated February 23, 1990, as modified January 1, 1993 and as it may be further modified to Communication Development Corporation as Tenant, effective December 31, 1990, hereby releasing, Patricia Bisbano (a/k/a Patricia R. Bisbano) and Maurya Suda (a/k/a Maurya E. Suda) from obligations of said lease as Tenant; provided however, Patricia Bisbano (a/k/a Patricia R. Bisbano) and Maurya Suda (a/k/a Maurya E.
Suda) d/b/a Communications Development Concepts are now Guarantors of the above referenced lease in accordance with Exhibit C to said lease, a copy of which is attached to this Consignment To Assignment.

Dated at Danbury, CT
this 1st day of April 1993




------------------------------           -------------------------------
                                         TOWER INVESTMENT GROUP
                                         BY:  MARK J. NOLAN
                                              A GENERAL PARTNER



------------------------------
STATE OF CONNECTICUT)
                    )  ss:  DANBURY
COUNTY OF FAIRFIELD )

          On this day of April 1993, before me, Dolly A. Marzullo, the undersigned officer, personally appeared Mark J. Nolan known to me (or satisfactorily proven) to be the person whose name is subscribed to within instrument and acknowledged that he executed the same for the purpose therein contained.

          IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                         -------------------------------
                                         Dolly A. Marzullo
                                         Notary Public
                                         My Commission Expires:  11/30/97

                            THIRD LEASE MODIFICATION
                            ------------------------

          THIS AGREEMENT, made this 24th day of August 1994, by and between TOWER INVESTMENT GROUP a Connecticut General Partnership (hereinafter "OWNER"), and COMMUNICATIONS DEVELOPMENT CORPORATION acting herein by Patricia Bisbano, its president, (hereinafter "TENANT"):

                                  WITNESSETH:

          WHEREAS, on the 23rd day of February, 1990, OWNER and TENANT entered into a certain Lease Agreement (hereinafter referred to as "AGREEMENT") for the rental of office space at 30 Main Street, Danbury, Connecticut for a term of three (3) years;

          WHEREAS, OWNER and TENANT modified said AGREEMENT pursuant to a certain Lease Modification Agreement dated January 1, 1993, and

          WHEREAS, OWNER and TENANT further modified said AGREEMENT pursuant to a certain LEASE MODIFICATION AND EXTENSION AGREEMENT dated February 22, 1993; and

          WHEREAS, TENANT has requested and OWNER has agreed to provide additional space, on a best effort basis, in consideration of TENANT paying additional rent; and

          WHEREAS, OWNER and TENANT wish to modify said Agreement to reflect the terms, provisions and conditions for providing said additional space and payment of the additional rent; and

          WHEREAS, except as specifically modified herein, the OWNER and TENANT wish to continue said Agreement on the terms, provisions and conditions contained therein;

          NOW, THEREFORE, in consideration of ONE DOLLAR ($1.00) and other valuable consideration and the mutual covenants contained herein, the OWNER and TENANT hereby agree as follows:

          1) The premises described in paragraph 1 of the Agreement shall be increased as follows:


          a) Commencing on or about September 1, 1994, TENANT shall occupy 1,265 square feet of additional space, adjacent to the premises and now occupied by Johnson-Stevens-Curran Agency, Inc. (hereinafter Johnson Space), pursuant to the floor plan attached hereto as Schedule A.
                                                           ----------

          b) Commencing on or about September 1, 1995, TENANT shall occupy 1,265 square feet of additional space, now occupied as the Johnson Space, pursuant to the floor plan attached hereto as Schedule B.


          2) Section 3.1 of the agreement is hereby deleted and the following is substituted in it's place:



          Commencing with TENANT'S occupancy of the 1,265 square feet of additional space described in paragraph 1a) above, the basic rent shall increase as follows:

              September 1, 1994 to December 31, 1994 the monthly base rent amount shall be $4,207.00 (space increase only - 3542.60, 2nd lease year),

              January 1, 1995 to August 31, 1995 the monthly base rent amount shall be $4,281.00 (rate increase only, 3rd lease year),


          Commencing with TENANT'S occupancy of 1,265 square feet of additional space described in paragraph 1b) above, the basic rent shall increase as follows:

              September 1, 1995 to December 31, 1995 the monthly base rent amount shall be $5,809.00 (space increase only - $4,807.60, 3rd lease year),

          The basic rent for the subsequent years shall be as follows:

              January 1, 1996 to December 31, 1996 the monthly base rent amount shall be $5,909.00 (rate increase only, 4th lease year),

              January 1, 1997 to February 28, 1998 the monthly base rent amount shall be $6,010.00 (rate increase only, 5th lease year),

          3) Section 4.2 is modified so that commencing with TENANT'S occupancy of the additional space described in paragraph 1a) above the pro rata share shall be .0642.


              - Commencing with TENANT'S occupancy of the additional space described in paragraph 1b) above, the pro rata share shall be .0871

          4) Section 4.4 is modified so that the area of the premises is increased to 3,542.60 for the period commencing September 1, 1994 and concluding on August 31, 1995. The area of the premises shall be increased to 4807.60 commencing on September 1, 1995 and continuing to February 28, 1998.

          5) The OWNER agrees that it shall perform for TENANT certain tenant improvements to the premises as may be mutually agreed to between OWNER and TENANT.

          6) The OWNER and TENANT agree that occupancy, as used in paragraph 1 of this third modification agreement, shall mean the date established pursuant to the Term Commencement Certificate which shall be substantially in the same form as Schedule C attached hereto, made part hereof and incorporated herein by reference. Occupancy to take place providing work is completed shall be on or before October 15, 1994.

          IN ALL OTHER respects, the terms, provisions and conditions of the Agreement shall remain in full force and effect and are hereby restated and reaffirmed and no term, provision or condition of said agreement shall be deemed to have been waived by any prior action or non action.



                                               OWNER - TOWER INVESTMENT GROUP

DATE: 8/24/94                                  BY  /s/ Mark J. Nolan
      -------------------                      ------------------------------

                                               TENANT - COMMUNICATION

                                                 DEVELOPMENT CORPORATION

DATE: 8/24/94                                  BY  /s/ Patti K. Bisbano
      -------------------                      ------------------------------

                                               It's President

DATE: 8/24/94                                  GUARANTOR(S)
      -------------------
                                               /s/ Patti K. Bisbano
                                               ------------------------------

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